                                                              2001 ANNUAL REPORT

                                                              DECEMBER 31, 2001

[MORGAN STANLEY LOGO]

THE LATIN AMERICAN DISCOVERY FUND, INC.

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

The Latin American Discovery Fund, Inc.

DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE
BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett
DIRECTOR

Thomas P. Gerrity
DIRECTOR

Gerard E. Jones
DIRECTOR

Joseph J. Kearns
DIRECTOR

Vincent R. McLean
DIRECTOR

C. Oscar Morong, Jr.
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Michael Nugent
DIRECTOR

Fergus Reid
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

James A. Gallo
TREASURER

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800)730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116.

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -0.08% compared with -0.64% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index (the "Index") and with -0.39% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Gross Index (the "Index"). On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $9.70, representing a 18.5% discount to the Fund's net asset value per share.

MARKET REVIEW

For the 12 months ending December 2001, the Latin American Discovery Fund outperformed its benchmark. Stock selection in Mexico was the primary reason for outperformance. Stock selection in Brazil and Argentina detracted from performance. On a country allocation basis our overweight position in Brazil (-17.0% for the 12 months ending December) coupled with our underweight stance in Colombia (+45.1%) reduced positive contributions from country allocations in Mexico (+18.4%) and Argentina (-19.7%).

During the first quarter 2001, investors witnessed a continuation of the global stock market correction of 2000. While there was a sharp rally in January as Latin and other Emerging Markets posted double-digit returns on the back of interest rate cuts in the U.S. and a pick-up in global equity markets, the good news was short-lived. February and March were difficult months for global markets. Investors remained focussed on the slowing pace of global economic growth. Additionally, profit downgrades and earnings disappointments further depressed investor sentiment. Latin American markets rebounded during the second quarter of 2001 fueled by several U.S. interest rate easings as well as the significant investment during the month of May by Citigroup into the Mexican banking sector. In the third quarter of 2001, Latin American equity markets fell sharply along with global equity markets in the aftermath of the September 11 attacks in the U.S., driven by heightened risk aversion and a deteriorating economic outlook. During September, the Latin American equities fell 16.0% and ended the quarter down 23.5%. Earlier in the third quarter of 2001, markets were led lower due to default fears in Argentina and concerns over the economic slowdown in Mexico and Brazil. Latin American markets gained 11.2% in December and ended the fourth quarter of 2001 up 22.5%. Latin equities were supported by continued optimism of a U.S. led economic recovery in 2002 and improving fundamentals in Brazil and Mexico. Argentina underperformed for much of the year before surging 52.9% in December as local investors, due to capital controls, poured money into the market buying shares of companies in an attempt to buy real assets with intrinsic value expected to survive a currency devaluation. Following the collapse of the de La Rua government, capital controls were imposed raising concerns that the country may have to abandon the Peso's peg with the U.S. dollar.

Early in the year we reduced our exposure in Argentina given its debt obligation troubles, currency exchange manipulations, and political ineffectiveness, all resulting in negative investor sentiment. We added to Mexico during the second quarter funded by trimming our position in Brazil as Mexico is seen as a safe haven. Brazil suffers from the lingering concerns over Argentina, the weakening of the Real, and the negative macro-economic and political impact of the electricity rationing program. During the third quarter, we sold out of Citigroup shares received as settlement of the Banacci deal. Within Brazil, we added to banking and oil stocks given their relatively stable earnings outlook and defensive characteristics. During the fourth quarter, we added to our overweight position in Mexico given our expectations that much of the uncertainty over tax reform and economic recovery is reflected in current valuations, which are attractive relative to historical and regional standards. In addition, Mexico's interest rates have hit all-time lows, the recession is not deepening and the impact from the fall in the price of oil should be minimal given that only 10% of export revenues come from oil exports. In Brazil, we increased our exposure to select telecom and utility stocks which offer a relatively stable earning outlook in the current economic environment. In Chile, we added to Telefonica CTC Chile (CTC), the country's largest telephone company. This was based on the belief that the stock's outlook has improved after several difficult years on the regulatory, competitive, and economic fronts and valuation reflected a dismal outlook. Operating results have already begun to improve in 2001. We expect margins to improve further following cost control efforts and some pickup in revenue growth.

MARKET OUTLOOK

We remain positive overall on Latin American markets. In the near-term we feel that Brazil has limited upside since it has recovered very strongly (up over 37% from September 21st lows) and its fundamental outlook remains mixed. The Argentina default has occurred and Brazil has done better as a result. Brazil's future success is contingent on a minimal of $16 billion in foreign direct investment flows in 2002. Nevertheless, this near-term trading environment does not change our positive long-term posture given the strong global liquidity, cheap valuations and corporate restructuring which should continue to support selected Latin American countries. We believe the cyclical bottom is forming in the U.S. and as a result maintain our global view that the turnaround in growth (and thus Latin American markets) has begun to point to an (anemic) recovery.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2002

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN FEBRUARY, 2002 THAT IT WILL BE MANAGED BY THE EMERGING MARKETS TEAM. CURRENT MEMBERS OF THE TEAM INCLUDE NARAYAN RAMACHANDRAN, MANAGING DIRECTOR, MICHAEL L. PEARL, EXECUTIVE DIRECTOR AND ANA CHRISTINA PIEDRAHITA, VICE PRESIDENT. MR. PEARL WAS PREVIOUSLY A CO-PORTFOLIO MANAGER OF THE FUND.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         DECEMBER 31, 2001

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                             TOTAL RETURN (%)
                     --------------------------------------------------------------------------------------------------
                           MARKET VALUE(1)         NET ASSET VALUE(2)          INDEX(3)                 INDEX(4)
                     --------------------------------------------------------------------------------------------------
                                     AVERAGE                  AVERAGE                 AVERAGE                  AVERAGE
                      CUMULATIVE      ANNUAL    CUMULATIVE    ANNUAL     CUMULATIVE   ANNUAL      CUMULATIVE   ANNUAL
-----------------------------------------------------------------------------------------------------------------------
One Year                    3.23%       3.23%        -0.08%     -0.08%        -0.64%    -0.64%         -0.39%    -0.39%
Five Year                  36.90        6.48         42.14       7.29         12.52      2.39          12.80      2.44
Since Inception*          120.20        8.64        170.14      10.99         89.39      6.94          89.86      6.96

Past performance is not predictive of future performance.

[CHART]


Returns and Per Share Information

                                                                    YEAR ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------------
                               1992*      1993      1994      1995      1996      1997        1998      1999      2000      2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $15.23    $23.31    $17.16   $ 10.98    $14.77    $20.34     $  8.19    $14.11   $ 12.04    $11.90
---------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $13.25    $27.13    $18.25   $  9.88    $12.50    $17.94     $  6.19    $10.69   $  9.50    $ 9.70
---------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)             -13.0%     16.4%      6.4%    -10.0%    -15.4%    -11.8%      -24.4%    -24.2%    -21.1%    -18.5%
---------------------------------------------------------------------------------------------------------------------------------
Income Dividends                   -         -    $ 0.00#        -    $ 0.16         -     $  0.08    $ 0.09   $  0.10    $ 0.11
---------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions        -         -    $ 5.74   $  0.45    $ 1.14    $ 0.70     $  6.67         -         -         -
---------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            8.01%    65.36%    -0.14%   -27.61%+   47.19%    43.06%     -33.53%    73.78%   -13.86%    -0.08%
---------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           2.00%    53.92%     0.64%   -12.83%    22.21%    31.64%     -35.11%    58.36%   -16.81%    -0.64%
---------------------------------------------------------------------------------------------------------------------------------
Index Total Return(4)           2.00%    53.92%     0.64%   -12.83%    22.21%    31.64%     -35.11%    58.89%   -16.66%    -0.39%
---------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital international Emerging Markets Free Latin America Net index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The net dividends reinvested series approximate the minumum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
(4) The Morgan Stanley Capital International Emerging Markets Free Latin America Gross Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. Dividends are assumed to be gross of withholding tax and net of any domestic tax credits.
  *  The Fund commenced operations on June 23, 1992.
  #  Amount is less than $0.01  per share.
  + This return does not include the effect of the rights issued in connection with the rights offering.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

Equity Securities                    95.3%
Short-Term Investments                4.7

[CHART OF INDUSTRIES]

Diversified Telecommunication Services                18.2%
Banks                                                 12.5
Wireless Telecommunication Services                   10.1
Beverages                                              9.1
Oil & Gas                                              8.6
Electric Utilities                                     7.2
Multiline Retail                                       5.7
Metals & Mining                                        5.4
Paper and Forest Products                              5.1
Media                                                  4.6
Other                                                 13.5

[CHART OF COUNTRY WEIGHTINGS]

Maxico                              47.9%
Brazil                              40.9
Chile                                6.9
Argentina                            0.7
Venezuela                            0.4
Other                                3.2

Ten Largest Holdings*

                                              PERCENT OF
                                              NET ASSETS
--------------------------------------------------------
 1. Telmex (Mexico)                                10.7%
 2. Petrobras SA (Brazil)                           8.6
 3. America Movil SA de CV (Mexico)                 7.3
 4. Wal-mart de Mexico (Mexico)                     5.7
 5. Grupo Televisa (Mexico)                         4.6
 6. Cemex (Mexico)                                  4.0%
 7. Companhia de Bebidas das Americas               3.6
 8. Itaubanco (Brazil)                              3.3
 9. Bancomer 'O' (Mexico)                           3.2
10. CVRD (Brazil)                                   3.2
                                                   ----
                                                   54.2%
                                                   ====

* Excludes short-term investments

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL STATEMENTS
                                         DECEMBER 31, 2001

STATEMENT OF NET ASSETS

                                                                          VALUE
                                                      SHARES              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.8%)
(UNLESS OTHERWISE NOTED)
===============================================================================
ARGENTINA (0.7%)
BANKS
  Banco del Suquia                                         1(a)         $     -@
-------------------------------------------------------------------------------
BEVERAGES
  Quinsa ADR                                          75,477                903
-------------------------------------------------------------------------------
BRAZIL (40.9%)
AEROSPACE & DEFENSE
  Embraer ADR                                         54,150              1,198
-------------------------------------------------------------------------------
BANKS
  Banco Bradesco (Preferred)                     486,527,057              2,632
  Banco Brandesco SA                                  23,528                605
  Banco Nacional SA (Preferred)                   95,420,000(a)(b)            -@
  Itaubanco (Preferred)                           56,268,340              4,285
  Unibanco SA (Preferred) GDR                         44,413                990
-------------------------------------------------------------------------------
                                                                          8,512
-------------------------------------------------------------------------------
BEVERAGES
  Companhia de Bebidas das Americas                4,120,000                849
  Companhia de Bebidas das Americas ADR              187,040              3,795
-------------------------------------------------------------------------------
                                                                          4,644
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Brasil Telecom Participacoes SA (Preferred)    117,236,250                924
  Brasil Telecom SA (Preferred)                  193,637,689              1,106
  Embratel SA (Preferred)                        104,317,000                447
  Embratel SA ADR                                     62,495                260
  Tele Norte Leste Participacoes SA
    (Preferred)                                   19,006,000                300
  Tele Norte Leste Participacoes SA
    (Preferred) ADR                                  117,476              1,836
  Telemar Norte Leste SA                          40,012,000              1,038
-------------------------------------------------------------------------------
                                                                          5,911
===============================================================================
ELECTRIC UTILITIES
  CEMIG SA (Preferred)                           103,664,003            $ 1,480
  CEMIG SA ADR                                        70,893              1,027
  Copel (Preferred) 'B'                          178,939,500              1,301
  Copel (Preferred) ADR                                   16                  -@
  Eletrobras                                      93,771,950              1,351
  Eletrobras (Preferred) 'B'                      91,596,880              1,237
  Eletrobras (Preferred) ADR                          96,970                655
  Eletrobras ADR                                      24,430                176
-------------------------------------------------------------------------------
                                                                          7,227
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Itau (Preferred)                                 1,325,070              1,244
-------------------------------------------------------------------------------
METALS & MINING
  CSN                                             76,592,100              1,210
  CSN ADR                                             21,600                348
  CVRD                                                 5,000                113
  CVRD (Bonus Shares)                                116,420                  -@
  CVRD (Preferred) 'A'                               122,061              2,836
  CVRD (Preferred) ADR                                47,230              1,115
  Gerdau (Preferred)                             128,304,844              1,188
-------------------------------------------------------------------------------
                                                                          6,810
-------------------------------------------------------------------------------
MULTILINE RETAIL
  Lojas Arapua SA (Preferred)                     41,337,400(a)(b)            -@
  Lojas Arapua SA (Preferred) ADR                     20,775(a)(b)(c)         -@
-------------------------------------------------------------------------------
                                                                              -@
-------------------------------------------------------------------------------
OIL & GAS
  Petrobras                                           74,331              1,688
  Petrobras SA (Preferred)                            58,281              1,290
  Petrobras SA (Preferred) ADR                       128,190              2,850
  Petrobras SA ADR                                   227,400              5,298
-------------------------------------------------------------------------------
                                                                         11,126
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Aracruz Celulose ADR                                93,668              1,703
  Votorantim Celulose e Papel (Preferred)          6,760,000(a)             236
  Votorantim Celulose e Papel ADR                     40,090(a)             708
-------------------------------------------------------------------------------
                                                                          2,647
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                      SHARES              (000)
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Celular CRT (Preferred)                          3,402,684            $   735
  Tele Centro Oeste Celular
    Participacoes SA                                 227,500              1,593
  Tele Norte Celular (Preferred)                 544,175,423                245
  Telemig Celular SA (Preferred)                 137,035,000                248
  Telemig Celular SA ADR                               2,870                108
  Telesp Celular (Preferred) 'B'                  22,404,253                 82
  Telesp Celular SA ADR                               57,990                537
-------------------------------------------------------------------------------
                                                                          3,548
-------------------------------------------------------------------------------
                                                                         52,867
===============================================================================
CHILE (6.9%)
BANKS
  Banco Edwards ADR                                   69,853              1,211
  Banco Santander Chile ADR                           23,200                432
  Banco Santiago ADR                                  26,995                601
-------------------------------------------------------------------------------
                                                                          2,244
-------------------------------------------------------------------------------
BEVERAGES
  CCU ADR                                             59,200              1,054
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telefonica CTC ADR                                 194,552(a)           2,619
-------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Endesa ADR                                          79,009                820
  Enersis SA ADR                                      95,348              1,268
-------------------------------------------------------------------------------
                                                                          2,088
-------------------------------------------------------------------------------
FOOD & DRUG RETAILING
  D&S ADR                                             37,675                493
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Quinenco ADR                                        56,020(a)             409
-------------------------------------------------------------------------------
                                                                          8,907
===============================================================================
MEXICO (47.9%)
BANKS
  Bancomer 'O'                                     4,433,502(a)           4,076
  Banorte 'O'                                        615,441(a)           1,293
-------------------------------------------------------------------------------
                                                                          5,369
-------------------------------------------------------------------------------
BEVERAGES
  FEMSA ADR                                           40,753              1,408
  FEMSA UBD                                          595,719              2,021
  Grupo Modelo SA 'C'                                535,000              1,203
  Panamerican Beverages, Inc. 'A'                     35,600                529
-------------------------------------------------------------------------------
                                                                          5,161
===============================================================================
CONSTRUCTION MATERIALS
  Cemex SA ADR                                        57,234            $ 1,414
  Cemex SA CPO                                       741,728              3,734
-------------------------------------------------------------------------------
                                                                          5,148
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Carso Global Telecom                               316,444(a)             691
  Telmex 'L' ADR                                     393,522             13,781
-------------------------------------------------------------------------------
                                                                         14,472
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
  TAMSA ADR                                          121,412              1,085
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Alfa SA 'A'                                      1,120,799              1,261
  Grupo Carso SA 'A1'                                247,445(a)             826
-------------------------------------------------------------------------------
                                                                          2,087
-------------------------------------------------------------------------------
MEDIA
  Grupo Televisa CPO GDR                             137,571(a)           5,940
-------------------------------------------------------------------------------
METALS & MINING
  Nuevo Grupo Mexico 'B'                             170,610                169
-------------------------------------------------------------------------------
MULTILINE RETAIL
  Wal-mart de Mexico 'C'                             978,927              2,304
  Wal-mart de Mexico 'V'                           1,731,055              4,736
  Wal-mart de Mexico ADR                              11,250(a)             307
-------------------------------------------------------------------------------
                                                                          7,347
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Kimberly-Clark de Mexico SA 'A'                  1,312,574              3,951
-------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Grupo Aeroportuario del Sureste ADR                 21,300(a)             328
  Grupo Aeroportuario del Sureste-B                  884,900(a)           1,344
-------------------------------------------------------------------------------
                                                                          1,672
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  America Movil SA de CV ADR                         484,719              9,442
-------------------------------------------------------------------------------
                                                                         61,843
===============================================================================
VENEZUELA (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  CANTV ADR                                           37,280                524
===============================================================================
TOTAL COMMON STOCKS (Cost $126,880)                                     125,044
===============================================================================

    The accompanying notes are an integral part of the financial statements.

                                                           FACE
                                                         AMOUNT           VALUE
                                                          (000)           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.7%)
===============================================================================
UNITED STATES (4.7%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc., 1.63%, dated
    12/31/01, due 1/2/02
  (Cost $6,033)                                         $ 6,033(d)     $  6,033
===============================================================================
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.1%)
===============================================================================
  Argentine Peso              ARS                             7               8
  Brazilian Real              BRL                           331             143
  Chilean Peso                CLP                         5,403               8
  Mexican Peso                MXN                           193              21
-------------------------------------------------------------------------------
  (Cost $178)                                                               180
===============================================================================

===============================================================================
TOTAL INVESTMENTS (101.6%)
  (Cost $133,091)                                                       131,257
===============================================================================

                                                         AMOUNT
                                                          (000)
-------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Dividends Receivable                                  $   473
  Other                                                      33             506
===============================================================================
LIABILITIES (-2.0%)
  Payable For:
  Net Unrealized Loss on Foreign Currency
   Exchange Contracts                                    (1,040)
  Dividends Declared                                     (1,140)
  Custodian Fees                                            (61)
  Investment Advisory Fees                                 (121)
  Directors' Fees and Expenses                              (54)
  Professional Fees                                         (28)
  Administrative Fees                                       (53)
  Shareholder Reporting Expenses                            (24)
  Other Liabilities                                         (50)       $ (2,571)
===============================================================================
NET ASSETS (100.0%)
  Applicable to 10,853,405 issued and outstanding
   $ 0.01 par value shares
   (100,000,000 shares authorized)                                     $129,192
===============================================================================
NET ASSET VALUE PER SHARE                                              $  11.90
===============================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
  Common Stock                                                         $    109
  Paid-in Capital                                                       147,909
  Undistributed Net Investment Income                                     1,566
  Accumulated Net Realized Loss                                         (17,457)
  Unrealized Depreciation on Investments and
   Foreign Currency Translations                                         (2,935)
===============================================================================
TOTAL NET ASSETS                                                       $129,192
===============================================================================

(a) -- Non-income producing.
(b) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2001, the Portfolio held fair-valued securities representing less than 0.01% of net assets.
(c) -- 144A Security - certain conditions for public sale may exist.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
 @  -- Value is less than $500.
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.
 MXN -- Mexican Peso

===============================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contracts open at the period:


      CURRENCY                                      IN                      NET
            TO                                EXCHANGE               UNREALIZED
       DELIVER      VALUE      SETTLEMENT          FOR       VALUE    GAIN/LOSS
         (000)      (000)            DATE        (000)       (000)        (000)
===============================================================================
   $     4,381    $ 4,381        1/18/02    MXN 41,926     $  4,576     $   195
   $     5,782      5,782        1/18/02    MXN 54,351        5,933         151
 MXN    89,618      9,782        1/18/02      $  8,849        8,849        (933)
 MXN    45,012      4,913        1/18/02      $  4,460        4,460        (453)
-------------------------------------------------------------------------------
                  $24,858                                  $ 23,818     $(1,040)
===============================================================================

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION -- DECEMBER 31, 2001

                                                     PERCENT
                                            VALUE     OF NET
INDUSTRY                                    (000)     ASSETS
---------------------------------------------------------------
Aerospace & Defense                    $   1,198         0.9%
Banks                                     16,125        12.5
Beverages                                 11,762         9.1
Construction Materials                     5,148         4.0
Diversified Telecommunication Services    23,526        18.2
Electric Utilities                         9,315         7.2
Energy Equipment & Services                1,085         0.8
Food & Drug Retailing                        493         0.4
Industrial Conglomerates                   3,740         2.9
Media                                      5,940         4.6
Metals & Mining                            6,979         5.4
Multiline Retail                           7,347         5.7
Oil & Gas                                 11,126         8.6
Paper & Forest Products                    6,598         5.1
Transportation Infrastructure              1,672         1.3
Wireless Telecommunication Services       12,990        10.1
Other                                      6,213         4.8
---------------------------------------------------------------
                                       $ 131,257       101.6%
===============================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                       YEAR ENDED
                                                                                DECEMBER 31, 2001
                                                                                            (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $62 of foreign taxes withheld)                                    $     5,467
  Interest                                                                                    185
=================================================================================================
    TOTAL INCOME                                                                            5,652
=================================================================================================
EXPENSES
  Investment Advisory Fees                                                                  1,493
  Administrative Fees                                                                         249
  Country Tax Expense                                                                         165
  Professional Fees                                                                           107
  Custodian Fees                                                                               87
  Shareholder Reporting Expenses                                                               69
  Transfer Agent Fees                                                                          35
  Directors' Fees and Expenses                                                                  4
  Other Expenses                                                                               72
=================================================================================================
   TOTAL EXPENSES                                                                           2,281
=================================================================================================
    NET INVESTMENT INCOME                                                                   3,371
=================================================================================================
NET REALIZED LOSS ON:
  Investments                                                                              (2,543)
  Foreign Currency Transactions                                                              (117)
=================================================================================================
   NET REALIZED LOSS                                                                       (2,660)
=================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                (505)
  Foreign Currency Transactions                                                            (1,082)
=================================================================================================
   CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                          (1,587)
=================================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                 (4,247)
=================================================================================================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $      (876)
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                                          (000)                (000)
-----------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations:
  Net Investment Income                                                              $   3,371            $     412
  Net Realized Gain (Loss)                                                              (2,660)               5,210
  Change in Unrealized Appreciation/Depreciation                                        (1,587)             (29,711)
=======================================================================================================================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   (876)             (24,089)
=======================================================================================================================
Distributions:
  Net Investment Income                                                                 (1,140)              (1,014)
  In Excess of Net Investment Income                                                        -                   (73)
=======================================================================================================================
   TOTAL DISTRIBUTIONS                                                                  (1,140)              (1,087)
=======================================================================================================================
Capital Share Transactions:
  Repurchase of Shares (302,120 shares and 600,600 shares, respectively)                (3,075)              (6,442)
=======================================================================================================================
  TOTAL DECREASE                                                                        (5,091)             (31,618)
=======================================================================================================================
Net Assets:
  Beginning of Period                                                                  134,283              165,901
-----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME/(DISTRIBUTIONS
   IN EXCESS OF NET INVESTMENT INCOME) OF $1,566
   AND $(73), RESPECTIVELY)                                                          $ 129,192            $ 134,283
=======================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                                       YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------
                                                  2001         2000            1999                  1998        1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $     12.04    $   14.11        $   8.19             $   20.34    $  14.77
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss                       0.32         0.04            0.13                  0.15       (0.01)
Net Realized and Unrealized Gain (Loss) on
  Investments                                    (0.41)       (2.16)           5.83                 (5.62)       6.28
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations              (0.09)       (2.12)           5.96                 (5.47)       6.27
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                          (0.11)       (0.09)          (0.09)                (0.07)          -
  In Excess of Net Investment Income                 -        (0.01)              -                 (0.01)          -
  Net Realized Gain                                  -            -               -                 (4.34)      (0.70)
  In Excess of Net Realized Gain                     -            -               -                 (2.33)          -
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                           (0.11)       (0.10)          (0.09)                (6.75)      (0.70)
---------------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased       0.06         0.15            0.05                  0.07           -
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $     11.90    $   12.04        $  14.11             $    8.19    $  20.34
===========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD      $      9.70    $    9.50        $  10.69             $    6.19    $  17.94
===========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                    3.23%      (10.33)%         74.23%               (43.06)%     49.08%
  Net Asset Value (1)                            (0.08)%     (13.86)%         73.78%               (33.53)%     43.06%
===========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)      $   129,192    $ 134,283        $165,901             $  99,918    $236,260
---------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets           1.75%        1.63%           1.68%                 1.93%       1.82%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                              2.59%        0.26%           1.24%                 1.36%      (0.07)%
Portfolio Turnover Rate                             32%          46%             77%                  178%        259%
---------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         DECEMBER 31, 2001


NOTES TO FINANCIAL STATEMENTS

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

 3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are] maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

 5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

 7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

 8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

 9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling approximately $39,685,000 and $41,604,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $135,762,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $4,685,000 of which $14,992,000 related to appreciated securities and $19,677,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $12,264,000 available to offset future capital gains of which $6,074,000 will expire on Decemcber 31, 2006, $2,665,000 will expire on December 31, 2007, and $3,525,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $64,000 and post-October capital losses of $2,344,000.

A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable under the Plan, totaled $52,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

For the year ended December 31, 2001, the Fund incurred $4,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the year ended December 31, 2001, the Fund repurchased 302,120 of its shares at an average discount of 18.21% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,882,720 of its shares at an average discount of 19.55% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2001, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.1050 per share, derived from net investment income, payable on January 11, 2002, to shareholders of record on December 24, 2001.

F. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October 11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                   VOTES IN             VOTES
                                   FAVOR OF             AGAINST
===============================================================
Joseph J. Kearns                   8,845,220            118,150
Michael Nugent                     8,842,819            120,551
C. Oscar Morong, Jr.               8,844,576            118,794
Vincent R. McLean                  8,844,905            118,465
Thomas P. Gerrity                  8,844,806            118,564

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
     For the year ended December 31, 2001, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $270,000. In addition, for the year ended December 31, 2001, gross income derived from sources within a foreign country totaled $4,519,000.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE LATIN AMERICAN DISCOVERY FUND, INC.

We have audited the accompanying statement of net assets of The Latin American Discovery Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         OVERVIEW

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                                                                         NUMBER OF
                                           TERM OF                                       PORTFOLIOS IN
                                           OFFICE AND                                    FUND
                               POSITION    LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH   TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS HELD BY
DIRECTOR                       REGISTRANT  SERVED*    PAST 5 YEARS                       DIRECTOR**    DIRECTOR
------------------------       ----------  ---------- ------------------------------    -------------  ---------------------------
John D. Barrett II (66)        Director    Director   Chairman and Director of Barrett   78            Director of the Ashforth
565 Fifth Avenue                           since      Associates, Inc. (investment                     Company (real estate).
New York, NY 10017                         2000       counseling).

Thomas P. Gerrity (60)         Director    Director   Professor of Management, formerly  78
219 Grays Lane                             since      Dean, Wharton School of Business,                Director, ICG Commerce,Inc.;
Haverford, PA 19041                        2001       University of Pennsylvania;                      Sunoco; Fannie Mae; Reliance
                                                      formerly Director, IKON Office                   Group Holdings, Inc., CVS
                                                      Solutions, Inc., Fiserv, Digital                 Corporation and Knight-
                                                      Equipment Corporation,                           Ridder, Inc.
                                                      Investor Force Holdings, Inc.
                                                      and Union Carbide Corporation.

Gerard E. Jones (65)           Director    Director   Counsel, Shipman & Goodwin,        78            Director of Tractor Supply
Shipman & Goodwin, LLP                     since      LLP  (law firm).                                 Company, Tiffany Foundation,
43 Arch Street                             2000                                                        and Fairfield County
Greenwich, CT 06830                                                                                    Foundation.

Joseph J. Kearns (59)          Director    Director   Investment consultant; formerly                  Director, Electro Rent
6287 Via Escondido                         since      CFO of The J. Paul Getty Trust.                  Corporation and The Ford
Malibu, CA 90265                           2001                                                        Family  Foundation.

Vincent R. McLean (70)         Director    Director   Formerly Executive Vice President, 78            Director, Banner Life
702 Shackamaxon Drive                      since      Chief Financial Officer, Director                Insurance Co.; William Penn
Westfield, NJ 07090                        2001       and Member of the Executive                      Life Insurance
                                                      Committee of Sperry Corporation                  Company of New York.
                                                      (now part of Unisys Corporation).

C. Oscar Morong, Jr. (66)      Director    Director   Managing Director, Morong Capital  78            Trustee and Chairman of the
1385 Outlook Drive West                    since      Management; formerly Senior Vice                 mutual funds in the Smith
Mountainside, NJ 07092                     2001       President and Investment Manager                 Barney/CitiFunds fund
                                                      for CREF, TIAA-CREF Investment                   complex; Director, Ministers
                                                      Management, Inc. (investment                     and  Missionaries Benefit
                                                      management); formerly Director,                  Board of  American Baptist
                                                      The Indonesia Fund (mutual fund).                Churches.

William G. Morton, Jr. (64)    Director    Director   Chairman Emeritus and former       78            Director of Radio Shack
100 Franklin Street                        since      Chief Executive Officer of                       Corporation (electronics).
Boston, MA 02110                           1995       Boston Stock Exchange.

Michael Nugent (65)            Director    Director   General Partner, Triumph           207           Director of various business
c/o Triumph Capital, L.P.                  since      Capital, L.P. (private investment                organizations; Chairman of
237 Park Avenue                            2001       partnership); formerly, Vice                     the Insurance Committee and
New York, NY 10017                                    President, Bankers  Trust Company                Director or Trustee of the
                                                      and BT Capital Corporation.                      retail families of funds
                                                                                                       advised by Morgan Stanley
                                                                                                       Investment Advisors Inc.

Fergus Reid (69)               Director    Director   Chairman and Chief Executive       78            Trustee and Director of
85 Charles Colman Blvd.                    since      Officer of Lumelite Plastics                     approximately 30 investment
Pawling, NY 12564                          2000       Corporation.                                     companies in the JPMorgan
                                                                                                       Funds complex managed by
                                                                                                       JPMorgan Investment
                                                                                                       Management  Inc.

                                       16

Interested Directors:

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                            TERM OF                                           IN FUND
                                            OFFICE AND                                        COMPLEX
                                POSITION(S) LENGTH OF                                         OVERSEEN
NAME, AGE AND ADDRESS OF        HELD WITH   TIME       PRINCIPAL OCCUPATION(S) DURING PAST    BY          OTHER DIRECTORSHIPS HELD
DIRECTOR                        REGISTRANT  SERVED*    5 YEARS                                DIRECTOR**  BY DIRECTOR
------------------------        ----------  ---------- ----------------------------------     ----------  --------------------------
Barton M. Biggs (69)            Chairman    Chairman   Chairman, Director and Managing        78          Member of the Yale
1221 Avenue of the Americas     and         and        Director of Morgan Stanley Investment              Development Board
New York, NY 10020              Director    Director   Management Inc. and Chairman and
                                            since      Director of Morgan Stanley
                                            1992       Investment Management Limited;
                                                       Managing Director of Morgan Stanley
                                                       & Co. Incorporated; Director
                                                       and Chairman of the Board of various
                                                       U.S. registered companies managed
                                                       by Morgan Stanley Investment Management
                                                       Inc.

Ronald E. Robison (63)          President   President  Chief Global Operations Officer and    78
1221 Avenue of the Americas     and         since      Managing Director of Morgan Stanley
New York, NY 10020              Director    2001  and  Investment Management, Inc.;
                                            Director   Director and President of various U.S.
                                            since      registered investment companies
                                            2001       managed by Morgan Stanley  Investment
                                                       Management Inc.; Previously, Managing
                                                       Director and Chief Operating Officer
                                                       of TCW Investment Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

 OFFICERS:

                               POSITION(S)  TERM OF OFFICE
NAME, AGE AND ADDRESS OF       HELD WITH    AND LENGTH OF
EXECUTIVE OFFICER              REGISTRANT   TIME SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------    ----------   -------------           ---------------------------------------------------------------
Ronald E. Robison (63)
Morgan Stanley Investment      President    President since         Chief Global Operations Officer and Managing Director of Morgan
Management Inc.                and          2001 and                Stanley  Investment Management Inc.; Director and President
1221 Avenue of the Americas    Director     Director since          of various U.S. registered investment companies managed by
New York, NY 10020                          2001                    Morgan Stanley Investment Management Inc.; Previously, Managing
                                                                    Director and Chief Operating Officer of TCW Investment
                                                                    Management Company.

Stefanie V. Chang (35)         Vice         Vice President          Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment      President    since 1997              Morgan Stanley Investment Management Inc.; formerly, practiced
Management Inc.                                                     law with New York law firm of Rogers & Wells (now Clifford
1221 Avenue of the Americas                                         Chance Rogers & Wells  LLP); Vice President of certain funds
New York, NY 1002                                                   in the Fund Complex.


Lorraine Truten (40)           Vice         Vice President          Executive Director of Morgan Stanley Investment Management Inc.;
Morgan Stanley Investment      President    since 2001              Head of Global Client Services, Morgan Stanley Investment
Management Inc.                                                     Management  Inc.; President, Morgan Stanley Fund Distribution,
1221 Avenue of the Americas                                         Inc. formerly, President of Morgan Stanley Institutional  Fund
New York, NY 10020                                                  Trust;  Vice President of  certain funds in the Fund Complex.

Mary E. Mullin (34)            Secretary    Secretary since         Vice President of Morgan Stanley & Co., Inc. and Morgan Stanley
Morgan Stanley Investment                   1999                    Investment Management, Inc.; formerly, practiced law with New
Management Inc.                                                     York firms of McDermott, Will & Emery and Skadden, Arps, Slate,
1221 Avenue of the Americas                                         Meagher & Flom LLP; Secretary of certain funds in the Fund
New York, NY 10020                                                  Complex.

James A. Gallo (37)            Treasurer    Treasurer               Executive Director of Morgan Stanley Investment Management Inc.;
Morgan Stanley Investment                   since 2001              Treasurer of certain funds in the Fund Complex; formerly,
Management Inc.                                                     Director of Fund Accounting at PFPC, Inc.
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)          Assistant    Assistant               Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor           Treasurer    Treasurer               Services Co. (formerly Chase Global Funds Services Company);
Services Co.                                since 2001              and Assistant Treasurer of all Portfolios of the Fund.
73 Tremont Street                                                   Formerly Senior Auditor at Price Waterhouse LLP (now
Boston, MA 02108-3913                                               PricewaterhouseCoopers LLP).

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Latin American Discovery Fund, Inc.
Boston Equiserve
Dividend Reinvestment Unit
P.O. Box 1681
Boston, MA 02105-1681
1-800-730-6001

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